UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23262

Nuveen Emerging Markets Debt 2022 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December

2019

Nuveen Closed-End Funds

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand. Across advanced economies growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the next phase of U.S.-China trade negotiations are expected to be more challenging and the U.K. has a relatively short transition window in which to redefine its relationship with the European Union.

We continue to anticipate muted economic growth and increased market volatility this year. The U.S. economy held steady in the second half of 2019, although growth for the year overall moderated from 2018’s pace. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Although consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages, economic growth there appears more fragile. The COVID-19 coronavirus outbreak poses a new downside risk to the global economy, as disruptions to both demand and production ripple through global supply chains. We are closely monitoring the situation.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 21, 2020

Portfolio Managers’ Comments

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

The Fund features portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio managers Anupam Damani, CFA, and Katherine Renfrew discuss U.S. economic and global market conditions, key investment strategies and the twelve-month performance of JEMD. Anupam and Katherine have managed the Fund since its inception.

What factors affected the U.S. economy and global markets during the twelve-month reporting period ended December 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in December 2019 from 3.9% in December 2018 and job gains averaged around 176,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in December 2019. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended December 31, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in November 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.0% and 2.6%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks, escalating rhetoric from both sides and a series of tariff increases, tensions appeared to ease in the later months of 2019. The U.S. and China signaled their agreement on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. (Subsequent to the close of the reporting period, the “phase one” deal was signed on January 15, 2020.) While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union, Brazil and Argentina also arose throughout the reporting period. More than a year after the three countries signed onto the U.S., Mexico and Canada Agreement (USMCA) trade deal, which replaces the North American Free Trade Agreement, the U.S. House of Representatives approved the deal in December 2019 (and, subsequent to the close of the reporting period, the Senate voted in January 2020 to approve it). Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

The Brexit saga also appeared to make a breakthrough by the end of 2019. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. A U.K. general election was scheduled for December 2019, wherein the Conservative Party won a large majority and bolstered Prime Minister Johnson’s mandate to get Brexit done. A few days later, the British Parliament passed the Brexit Bill. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elsewhere, anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019, and

Venezuela’s economic and political crisis deepened. In Argentina, markets were shocked by the defeat of incumbent President Macri, prompting concerns about the economic policies favored by the incoming Fernandez administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

Emerging market debt securities performed well in this reporting period, despite local idiosyncratic issues facing certain markets, notably Argentina, Venezuela and Lebanon. Accommodative central banks, moderate global economic growth and reduced trade tensions provided a favorable backdrop for the asset class. Amid falling U.S. Treasury yields during the reporting period, investment grade debt, with its greater sensitivity to interest rates, outperformed high yield debt.

What strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2019?

The Fund seeks to provide a high level of current income and return the original $9.85 net asset value (NAV) per common share on or about December 1, 2022. JEMD seeks to provide high current income from a portfolio of shorter maturity, emerging market sovereign, quasi-sovereign and corporate debt securities, including high yield securities. The Fund invests at least 80% of its managed assets in emerging market debt securities and may invest without limit in investment grade securities and securities rated below investment grade (BB+/Ba1 or lower). However, the Fund invests no more than 10% of its managed assets in securities rated below B-/B3 or that are unrated but judged by the managers to be of comparable quality. The Fund invests 100% of its managed assets in U.S. dollar denominated securities. No more than 25% is invested in securities of issuers located in a single country.

In seeking to return the original NAV on or about December 1, 2022, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest effective maturity on any holding to no later than June 1, 2023. This Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage Section of this report.

How did the Fund perform during the twelve-month reporting period ended December 31, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2019, the Fund underperformed the JP Morgan EMBI Global Diversified Index.

During the reporting period, emerging markets rallied extensively as the Fed pivoted to a more accommodative stance. Despite persistent headwinds amid trade wars on multiple fronts, markets took comfort in the prevalence of easy monetary policies across major central banks and increasing action toward, and signaling of, fiscal stimulus. Against this backdrop, the emerging markets debt market rallied across all regions. In fact, within the JP Morgan EMBI Global Diversified Index, only four countries posted negative total returns (Argentina, Lebanon, Suriname and Venezuela). Overall, for the reporting period, the JP Morgan EMBI Global Diversified Index (JEMD’s referenced benchmark) returned 15.04%.

The Fund returned 9.88% year-to-date underperforming the Benchmark Index. Overall, the Fund’s significantly shorter duration (due to the target-term nature of the strategy, anticipating a portfolio liquidation and Fund termination in late 2022) was a large detractor as long-dated securities outperformed amid risk-on sentiment. The Fund’s lower quality tilt relative to the benchmark also detracted from performance. Security selection was a modest detractor and was driven negative primarily by a few distressed securities at a regional level:

•

Buenos Aires (Province of Argentina) (government debt): The left leaning Peronist party, led by President elect Alberto Fernandez and former President Cristina Fernandez Kirchner as Vice President, returned to office during the period. President Fernandez has indicated that they will restructure market and International Monetary Fund (IMF) debt. The Province of Buenos Aires, whose bonds are held by the Fund, finds itself in the same economic conditions and without access to capital markets. Although positive signals about fiscal policy and debt restructuring have recently emanated from the administration of newly elected Governor of Buenos Aires Axel Kicillof, the Buenos Aires bonds owned by the Fund fell substantially in value over the reporting period, although they rallied somewhat in the last few weeks of that period, ending the period by trading in the low $40s (relative to $100 par). This price indicates that the bonds may experience default and/or restructuring prior to their maturity date in 2022.

•

Digicel (a Pan-Caribbean corporation debt): In 2019, Digicel extended the maturities of $3 billion of 2020 and 2022 maturity bonds, which include those held by the Fund, to 2024. The current low prices of these bonds (in the low $50s) relative to par of $100 reflects an expectation that restructuring will be required and that such a restructuring will result

Portfolio Managers’ Comments (continued)

in a recovery value that is diluted from the original par value, although the company’s recently improved financial stability has led to some hope that prices could improve from current levels.

•

Lebanon (sovereign debt): High political and social uncertainty has negatively impacted Lebanon’s economy, which is highly dependent on external capital and deposit inflows into the banking sector in order to sustain large external debt/budget imbalances. This led to deterioration in Lebanon’s debt servicing ability. Government and central bank resources eroded due in part to banking sector deposit outflows. Prices for the 2023 bond maturities currently held by the Fund were in the mid-$40s (relative to $100) as of the end of December, as the market weighed whether the government could avoid default or debt restructuring.

•

Barbados (sovereign debt): Barbados defaulted on its debt in early 2018. An agreement between the external creditor committee and the government of Barbados to restructure Barbados’ external debt was announced in October of 2019. The debt restructuring included an exchange of the 2021 and 2022 maturity bonds, which were held by the Fund, for newly issued 2029 maturity bonds, which the Fund now holds. The debt exchange reflected a 26% haircut to the principal par value of the original bonds, which the Fund does not currently expect to recover to any significant extent, and also involved the write-off of the amount of previously accrued but unpaid income on the original bonds.

•

Zambia (sovereign debt): Zambia’s drought conditions, challenging macroeconomic situation and persistent governmental budget deficits have led the market to fear that Zambia will default on or need to restructure its debt in future years. These fears have led the Zambian bonds maturing in 2022 held in the Fund to trade in the market at a price in the mid-$60s (relative to par value of $100) as of the end of December 2019.

•

Petra Diamonds (South African corporate debt): The fund owns bonds issued by Petra Diamonds maturing in 2022. The company has come under financial pressure from weakness in global rough diamond prices and the fact that the company’s assets are concentrated in South Africa (which, among other things, has experienced electricity shortages) This has hampered the company’s ability to generate free cash flow. This in turn has led the market to fear that the company will not be able to refinance its 2022 bonds ($650 million outstanding), causing the bonds to trade in the mid-$60s (relative to par of $100) at the end of December. It is possible that strong operational execution, cost cutting, and negotiating alternative financing lines will enable the company to restore market confidence in its 2022 bonds, perhaps even absent any material improvement in diamond prices, but the market so far has largely discounted those possibilities.

Although the positive contributors to the Fund’s performance during the reporting period were not able to overcome the negative impact of the detractors described immediately above, there were a few, and those positive contributors were found across multiple regions. Eastern Europe was the Fund’s best performing region in terms of security selection as performance was driven by the Fund’s exposure to Turkish banks and Ukraine sovereign debt. Positive contributions from the Asia-Pacific region included two Indian corporates (mining company Vedanta as well as power producer Azure), Indonesian energy company Medco Straits Services, and Chinese property developer Country Garden. Within South America, the Fund’s exposure to Brazilian corporates and quasi-sovereigns and a zero-weight to Venezuela aided performance. Within Africa, selections in Nigeria contributed. Last, within Central America the Fund’s overweight to Costa Rica and El Salvador contributed positively.

Impact of the distressed portfolio securities on the Fund’s ability to return its original NAV at termination

As part of its investment objective, the Fund seeks to return the Fund’s original $9.85 net asset value (NAV) per common share at its termination on or about December 1, 2022. As described above, the issuers of certain of the debt securities in the Fund’s portfolio are experiencing financial distress, and those securities have either already been restructured, or currently appear to run a substantial risk of being restructured, at values substantially less than their par value and original purchase price. As a result, these distressed securities currently trade at significant discounts to par and to the Fund’s purchase price, and even those securities whose absolute recoverable value has not already been reduced may not recover all or even most of their loss in value prior to Fund termination. These developments have materially increased the risk that the Fund will not be able to achieve its investment objective of returning its original NAV per common share at Fund termination.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through reverse repurchase agreements. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

As of December 31, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

JEMD
Effective Leverage*	27.12%
Regulatory Leverage*	0.00%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of borrowings of the Fund, which is part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Sales	Purchases	December 31, 2019	Average Balance Outstanding	Sales	Purchases	February 27, 2020
$47,000,000	$ —	$ —	$47,000,000	$47,000,000	$ —	$ —	$47,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2019. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Common Share Amounts
January 2019	$0.0375
February	0.0375
March	0.0375
April	0.0375
May	0.0375
June	0.0375
July	0.0375
August	0.0375
September	0.0375
October	0.0375
November	0.0375
December 2019	0.0375
Total Distributions from Net Investment Income	$0.4500

Current Distribution Rate*	5.05%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly

Common Share Information (continued)

periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JEMD
Common shares cumulatively repurchased and retired	—
Common shares authorized for repurchase	1,425,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JEMD
Common share NAV	$8.87
Common share price	$8.91
Premium/(Discount) to NAV	0.45%
12-month average premium/(discount) to NAV	(1.84)%

The Fund has an investment objective to return $9.85 (the original net asset value following the Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Fund will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

The Fund’s ability to return Original NAV to shareholders on or about its termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of the Fund’s term. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

As explained above, the reductions in absolute recoverable value of certain holdings, and the apparently significant possibility of ultimately realizing losses on other distressed securities in the Fund’s portfolio in connection with or prior to the Fund’s termination in 2022, have materially increased the risk that the Fund will not be able to achieve this investment objective.

Risk Considerations and Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Emerging markets, particularly including frontier markets, involve additional risks, including smaller capitalization, illiquidity, price volatility, political and economic instability that could lead to diminished security values, and different legal and accounting standards. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as limited term risk are described in more detail on the Fund’s web page at www.nuveen.com/JEMD.

Investment Policy Updates

Change in Investment Policy

The Fund has recently adopted the following policy regarding limits to investments in illiquid securities:

While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on the Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but the Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund Performance Overview and Holding Summaries as of December 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2019

	Average Annual
	1-Year	Since Inception
JEMD at Common Share NAV	9.88%	0.48%
JEMD at Common Share Price	22.93%	0.20%
JP Morgan EMBI Global Diversified Index	15.04%	4.87%

Since inception returns are from 9/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Emerging Markets Debt	77.3%
Corporate Bonds	56.4%
U.S. Government and Agency Obligations	1.1%
Other Assets Less Liabilities	2.4%
Net Assets Plus Reverse Repurchase Agreements	137.2%
Reverse Repurchase Agreements	(37.2)%
Net Assets	100%

Portfolio Credit Quality

(% of total investments)

BBB	8.8%
BB or Lower	90.4%
N/R	0.8%
Total	100%

Portfolio Composition

(% of total investments)

Emerging Markets Debt	57.4%
Banks	16.0%
Oil, Gas & Consumable Fuels	5.0%
Electric Utilities	3.9%
Metals & Mining	3.4%
Other	13.5%
U.S. Government and Agency Obligations	0.8%
Total	100%

Top Five Issuers

(% of total investments)

Rwanda International Government Bond	5.3%
Iraq International Bond	5.1%
Ukraine Government International Bond	4.8%
Ecuador Government International Bond	4.4%
El Salvador Government International Bond	4.1%

Country Allocation¹

(% of total investments)

Turkey	8.4%
Ukraine	7.6%
South Africa	6.2%
Rwanda	5.3%
Iraq	5.1%
Ecuador	4.4%
El Salvador	4.1%
Barbados	4.0%
Egypt	4.0%
Nigeria	4.0%
Ghana	3.5%
Costa Rica	3.3%
Zambia	3.0%
Mongolia	2.8%
China	2.8%
Russia	2.7%
Bahrain	2.5%
Lebanon	2.4%
Bahamas	2.3%
United States	2.2%
Other	19.4%
Total	100%

1	Includes 95.7% (as a percentage of total investments) in emerging markets countries.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Emerging Markets Debt 2022 Target Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Emerging Markets Debt 2022 Target Term Fund (the Fund), including the portfolio of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from September 26, 2017 (commencement of operations) to December 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from September 26, 2017 to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 27, 2020

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.7% (99.2% of Total Investments)

	EMERGING MARKETS DEBT – 77.3% (57.4% of Total Investments)

	Argentina – 2.5%

$7,575	Provincia de Buenos Aires/Government Bonds, 144A	6.500%	2/15/23	CCC	$3,143,625

	Bahrain – 3.4%

1,000	Bahrain Government International Bond, 144A	5.875%	1/26/21	BB–	1,030,260
3,000	Bahrain Government International Bond, 144A, (3)	6.125%	7/05/22	BB–	3,233,760
4,000	Total Bahrain				4,264,020

	Barbados – 5.4%

407	Barbados Government International Bond, 144A	6.500%	2/01/21	B–	405,584
6,639	Barbados Government International Bond, 144A	6.500%	10/01/29	B–	6,473,512
7,046	Total Barbados				6,879,096

	Belarus – 0.6%

750	Republic of Belarus International Bond, 144A	6.875%	2/28/23	B	799,545

	Costa Rica – 3.2%

4,000	Costa Rica Government International Bond, 144A, (3)	4.250%	1/26/23	B+	4,020,000

	Dominican Republic – 0.1%

133	Dominican Republic International Bond, 144A	7.500%	5/06/21	BB–	138,501

	Ecuador – 5.9%

7,350	Ecuador Government International Bond, 144A	10.750%	3/28/22	B–	7,478,625

	Egypt – 5.4%

6,525	Egypt Government International Bond, 144A, (3)	6.125%	1/31/22	B+	6,792,538

	El Salvador – 5.5%

6,375	El Salvador Government International Bond, 144A, (3)	7.750%	1/24/23	B–	6,996,562

	Ghana – 3.2%

3,750	Ghana Government International Bond, 144A, (3)	9.250%	9/15/22	B	4,087,650

	Iraq – 6.9%

8,500	Iraq International Bond, 144A, (3)	6.752%	3/09/23	B–	8,685,096

	Lebanon – 3.3%

5,000	Lebanon Government International Bond, Reg S	6.000%	1/27/23	CCC	2,292,000
4,000	Lebanon Government International Bond	6.400%	5/26/23	CCC	1,846,709
9,000	Total Lebanon				4,138,709

	Mongolia – 3.8%

3,000	Mongolia Government International Bond, 144A, (3)	5.125%	12/05/22	B	3,065,895
1,650	Mongolia Government International Bond, 144A	5.625%	5/01/23	B	1,699,428
4,650	Total Mongolia				4,765,323

	Nigeria – 2.8%

3,425	Nigeria Government International Bond, (3)	5.625%	6/27/22	B+	3,561,247

	Pakistan – 2.7%

3,275	Third Pakistan International Sukuk Co Ltd, 144A	5.625%	12/05/22	B–	3,355,500

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund (continued)
Portfolio of Investments December 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paraguay – 0.4%

$500	Paraguay Government International Bond, 144A, (3)	4.625%	1/25/23	Ba1	$528,000

	Rwanda – 7.1%

8,400	Rwanda International Government Bond, 144A, (3)	6.625%	5/02/23	B+	8,951,460

	Senegal – 1.0%

925	Senegal Government International Bond, 144A	8.750%	5/13/21	Ba3	1,001,209
235	Senegal Government International Bond, Reg S	8.750%	5/13/21	Ba3	254,278
1,160	Total Senegal				1,255,487

	Sri Lanka – 2.8%

600	Sri Lanka Government International Bond, 144A, (3)	5.875%	7/25/22	B	599,415
3,000	Sri Lanka Government International Bond, 144A, (3)	5.750%	4/18/23	B	2,962,452
3,600	Total Sri Lanka				3,561,867

	Turkey – 0.8%

1,000	Export Credit Bank of Turkey, 144A	4.250%	9/18/22	B+	977,900

	Ukraine – 6.5%

7,650	Ukraine Government International Bond, 144A, (3)	7.750%	9/01/22	B	8,233,312

	Zambia – 4.0%

7,500	Zambia Government International Bond, 144A, (3)	5.375%	9/20/22	CCC+	5,092,590
$106,164	Total Emerging Markets Debt (cost $107,870,851)				97,706,653

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 56.4% (41.8% of Total Investments)

	Banks – 21.6%

$750	Akbank TAS, 144A	5.000%	10/24/22	B+	$753,750
600	Banco de Bogota SA, 144A	5.375%	2/19/23	BBB–	634,500
750	Banco do Brasil SAyman, 144A	5.875%	1/19/23	Ba3	805,320
2,500	Credit Bank of Moscow Via CBOM Finance PLC, 144A	5.875%	11/07/21	BB	2,587,880
2,000	Credit Bank of Moscow Via CBOM Finance PLC, 144A	5.550%	2/14/23	BB	2,066,400
2,857	Halyk Savings Bank of Kazakhstan JSC, 144A	5.500%	12/21/22	BB	2,876,266
4,000	TC Ziraat Bankasi AS, 144A	5.125%	5/03/22	B+	3,982,000
300	Turkiye Garanti Bankasi AS, 144A	5.250%	9/13/22	B+	304,950
5,000	Turkiye Is Bankasi AS, 144A, (3)	6.000%	10/24/22	B	4,976,420
3,304	Turkiye Vakiflar Bankasi TAO, 144A	6.000%	11/01/22	B	3,242,876
1,792	Ukreximbank Via Biz Finance PLC, 144A	9.625%	4/27/22	B	1,876,699
3,000	United Bank for Africa PLC, 144A, (3)	7.750%	6/08/22	B+	3,182,280
26,853	Total Banks				27,289,341

	Commercial Services & Supplies – 1.9%

2,500	Atento Luxco 1 SA, 144A, (3)	6.125%	8/10/22	BB	2,462,500

	Diversified Telecommunication Services – 0.8%

1,000	Colombia Telecomunicaciones SA ESP, 144A, (3)	5.375%	9/27/22	BBB–	1,007,510

	Electric Utilities – 5.2%

5,000	Eskom Holdings SOC Ltd, 144A, (3)	5.750%	1/26/21	BBB+	5,006,250
1,500	Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	1,563,765
6,500	Total Electric Utilities				6,570,015

	Food Products – 4.6%

2,800	BRF SA, 144A	3.950%	5/22/23	Ba2	2,845,528
2,700	Kernel Holding SA, 144A, (3)	8.750%	1/31/22	BB–	2,909,542
5,500	Total Food Products				5,755,070

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 1.8%

$2,250	Azure Power Energy Ltd, 144A, (3)	5.500%	11/03/22	Ba3	$2,293,290

	Metals & Mining – 4.6%

3,000	Petra Diamonds US Treasury PLC, 144A	7.250%	5/01/22	CCC+	1,893,750
4,000	Vedanta Resources Ltd, 144A	7.125%	5/31/23	B	3,932,000
7,000	Total Metals & Mining				5,825,750

	Oil, Gas & Consumable Fuels – 6.7%

1,500	Medco Straits Services Pte Ltd, 144A	8.500%	8/17/22	B+	1,588,468
3,000	Petroleos Mexicanos	3.500%	1/30/23	BBB+	3,015,000
2,000	State Oil Co of the Azerbaijan Republic, Reg S	4.750%	3/13/23	BB+	2,102,000
2,000	Tullow Oil PLC, 144A, (3)	6.250%	4/15/22	B	1,805,000
8,500	Total Oil, Gas & Consumable Fuels				8,510,468

	Pharmaceuticals – 2.0%

2,600	Teva Pharmaceutical Finance Co BV	2.950%	12/18/22	BBB	2,483,000

	Real Estate Management & Development – 3.8%

3,200	China Evergrande Group, Reg S	8.250%	3/23/22	B2	2,993,965
1,750	Country Garden Holdings Co Ltd, Reg S	4.750%	7/25/22	BBB–	1,761,525
4,950	Total Real Estate Management & Development				4,755,490

	Road & Rail – 0.9%

1,100	Transnet SOC Ltd, 144A	4.000%	7/26/22	Baa3	1,115,400

	Wireless Telecommunication Services – 2.5%

3,753	Digicel Group Two Ltd, 144A, (cash 7.125%, PIK 2.000%)	9.125%	4/01/24	C	572,705
2,525	MTN Mauritius Investments Ltd, 144A, (3)	5.373%	2/13/22	BB+	2,614,072
6,278	Total Wireless Telecommunication Services				3,186,777
$75,031	Total Corporate Bonds (cost $73,747,931)				71,254,611
	Total Long-Term Investments (cost $181,618,782)				168,961,264

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 1.1% (0.8% of Total Investments)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.1% (0.8% of Total Investments)

$1,320	United States Treasury Bill	0.000%	1/02/20	N/R	$1,320,000
	Total Short-Term Investments (cost $1,319,960)				1,320,000
	Total Investments (cost $182,938,742) – 134.8%				170,281,264
	Reverse Repurchase Agreements – (37.2)% (4)				(47,000,000)
	Other Assets Less Liabilities – 2.4%				3,057,633
	Net Assets Applicable to Common Shares – 100%				$126,338,897

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund (continued)
Portfolio of Investments December 31, 2019

Summary of Investments in Emerging Markets Countries

Turkey	8.4%
Ukraine	7.6%
South Africa	6.2%
Rwanda	5.3%
Iraq	5.1%
Ecuador	4.4%
El Salvador	4.1%
Barbados	4.0%
Egypt	4.0%
Nigeria	4.0%
Ghana	3.5%
Costa Rica	3.3%
Zambia	3.0%
Mongolia	2.8%
China	2.8%
Russia	2.7%
Bahrain	2.5%
Lebanon	2.4%
Bahamas	2.3%

Brazil	2.1%
Sri Lanka	2.1%
Pakistan	2.0%
Argentina	1.8%
Mexico	1.8%
Kazakhstan	1.7%
India	1.4%
Azerbaijan	1.2%
Indonesia	0.9%
Senegal	0.7%
Belarus	0.5%
Colombia	0.4%
Bermuda	0.3%
Paraguay	0.3%
Dominican Republic	0.1%
Total Emerging Markets Countries	95.7%
Total Developed Countries	4.3%
Total Investments	100%

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $70,281,389 have been pledged as collateral for reverse repurchase agreements.

(4)	Reverse Repurchase Agreements as a percentage of Total Investments is 27.6%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2019

Assets
Long-term investments, at value (cost $181,618,782)	$168,961,264
Short-term investments, at value (cost $1,319,960)	1,320,000
Cash	42,764
Receivable for interest	3,360,928
Other assets	88
Total assets	173,685,044
Liabilities
Reverse repurchase agreements	47,000,000
Accrued expenses:
Interest	144,046
Management fees	139,368
Trustees fees	1,650
Other	61,083
Total liabilities	47,346,147
Net assets applicable to common shares	$126,338,897
Common shares outstanding	14,239,569
Net asset value (“NAV”) per common share outstanding	$8.87
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$142,396
Paid-in surplus	139,783,695
Total distributable earnings	(13,587,194)
Net assets applicable to common shares	$126,338,897
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2019

Investment Income	$10,889,507
Expenses
Management fees	1,661,989
Interest expense	1,375,719
Custodian fees	32,974
Trustees fees	4,479
Professional fees	28,578
Shareholder reporting expenses	21,446
Shareholder servicing agent fees	161
Stock exchange listing fees	6,863
Investor relations expense	7,675
Other	23,793
Total expenses	3,163,677
Net investment income (loss)	7,725,830
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,158,573)
Change in net unrealized appreciation (depreciation) of investments	7,272,151
Net realized and unrealized gain (loss)	4,113,578
Net increase (decrease) in net assets applicable to common shares from operations	$11,839,408

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$7,725,830	$7,733,679
Net realized gain (loss) from investments	(3,158,573)	(37,508)
Change in net unrealized appreciation (depreciation) of investments	7,272,151	(19,642,595)
Net increase (decrease) in net assets applicable to common shares from operations	11,839,408	(11,946,424)
Distributions to Common Shareholders
Dividends	(6,406,455)	(7,260,130)
Decrease in net assets applicable to common shares from distributions to common shareholders	(6,406,455)	(7,260,130)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	35,356	—
Net increase (decrease) in net assets applicable to common shares from capital transactions	35,356	—
Net increase (decrease) in net assets applicable to common shares	5,468,309	(19,206,554)
Net assets applicable to common shares at the beginning of period	120,870,588	140,077,142
Net assets applicable to common shares at the end of period	$126,338,897	$120,870,588

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2019

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$11,839,408
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(26,031,708)
Proceeds from sales and maturities of investments	23,882,250
Proceeds from (Purchases of) short-term investments, net	309,943
Taxes paid	(29,567)
Payment-in-kind distributions	(52,986)
Amortization (Accretion) of premiums and discounts, net	726,583
(Increase) Decrease in:
Receivable for interest	(71,828)
Other assets	1,149
Increase (Decrease) in:
Accrued interest	57,940
Accrued management fees	2,342
Accrued Trustees fees	583
Accrued other expenses	(4,764)
Net realized (gain) loss from investments	3,158,573
Change in net unrealized (appreciation) depreciation of investments	(7,272,151)
Net cash provided by (used in) operating activities	6,515,767
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(6,371,099)
Increase (Decrease) in cash overdraft	(101,904)
Net cash provided by (used in) financing activities	(6,473,003)
Net Increase (Decrease) in Cash	42,764
Cash at the beginning of period	—
Cash at the end of period	$42,764

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding costs)	$1,317,779
Non-cash financing activities not included herein consists of reinvestment of common share distributions	35,356

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2019	$8.49	$0.54	$0.29	$0.83	$(0.45)	$—		$(0.45)	$—	$8.87	$8.91
2018	9.84	0.54	(1.38)	(0.84)	(0.51)	—		(0.51)	—	8.49	7.63
2017(e)	9.85	0.12	(0.02)	0.10	(0.09)	—	*	(0.09)	(0.02)	9.84	9.40

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.88%	22.93%	$126,339	2.50%		6.11%		14%
(8.71)	(13.85)	120,871	2.38		5.98		9
0.79	(5.15)	140,077	1.85	**	4.70	**	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expense incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage, Reverse Repurchase Agreements), where applicable.
	•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratio of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019	1.09%
2018	0.94
2017(e)	0.48	**

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period September 26, 2017 (commencement of operations) through December 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Emerging Markets Debt 2022 Target Term Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JEMD.” The Fund was organized as a Massachusetts business trust on June 1, 2017.

The Fund seeks to return its original $9.85 net asset value (“NAV”) per common share on or about December 1, 2022 (the “Termination Date”).

The end of the reporting period for the Fund is December 31, 2019, and the period covered by these Notes to Financial Statements is for the fiscal year ended December 31, 2019 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive renumeration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In seeking to achieve its investment objectives, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investment in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner

Notes to Financial Statements (continued)

might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Emerging Markets Debt	$—	$97,706,653	$—	$97,706,653
Corporate Bonds	—	71,254,611	—	71,254,611

Short-Term Investments:
U.S. Government and Agency Obligations	—	1,320,000	—	1,320,000
Total	$—	$170,281,264	$—	$170,281,264
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period aggregated $26,031,708 and $23,882,250, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Fund’s current and prior fiscal period were as follows:

	Year Ended 12/31/19	Year Ended 12/31/18
Common Shares:
Issued to shareholders due to reinvestment of distributions	4,019	—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2019.

Tax cost of investments	$182,947,966
Gross unrealized:
Appreciation	$2,940,065
Depreciation	(15,606,767)
Net unrealized appreciation (depreciation) of investments	$(12,666,702)

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2019, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$2,266,276
Undistributed net long-term capital gains	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2019 and December 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019
Distributions from net ordinary income[1]	$6,406,455
Distributions from net long-term capital gains	—

2018
Distributions from net ordinary income¹	$7,260,130
Distributions from net long-term capital gains	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (continued)

As of December 31, 2019, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$22,164
Long-term	3,164,604
Total	$3,186,768

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $250 million	0.7875
For managed assets over $750 million	0.7750

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2019, the complex-level fee for the Fund was 0.1562%.

8. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund segregates or identifies on its books and records cash or other unencumbered liquid assets that have a market value at least equal to the amount of its future repurchase obligations, which enables the Fund to exclude reverse repurchase agreements from being treated as a senior securities under the 1940 Act. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
JP Morgan Chase Bank N.A.	2.280%	$(25,000,000)	N/A	$(25,000,000)	$(25,091,833)
Societe Generale	2.290	(22,000,000)	N/A	(22,000,000)	(22,052,213)
		$(47,000,000)		$(47,000,000)	$(47,144,046)

N/A – Maturity is not applicable. The final repurchase date will be established following pre-specified advance notice by the Fund or the counterparty to the reverse repurchase agreement.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$47,000,000
Average interest rate	2.90%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase* Agreements	Collateral Pledged** to Counterparty	Net Exposure
JP Morgan Chase Bank N.A.	$(25,091,833)	$25,091,833	$—
Societe General	(22,052,213)	22,052,213	—
	$(47,144,046)	$47,144,046	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on as an exhibit to its report on Form N-PORT. You may obtain this information directly on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JEMD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JP Morgan EMBI Global Diversified Index: A uniquely-weighted version of the JP Morgan EMBI Global Index. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered are identical to those covered by the JP Morgan EMBI Global Index which tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		157

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		157

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		157

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		157

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		157

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		157

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		157

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		157

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Effective July 1, 2017, Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund (JDD) and Nuveen Real Estate Income Fund (JRS). Effective February 27, 2020, Mr. Young was appointed as a Board Member of JDD and JRS.

(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-L-1219D 1077297-INV-Y-02/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended [5]	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2019	$34,420	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2018	$34,420	$5,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2019	$0	$0	$0	$0
December 31, 2018	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Teachers Advisors, LLC (“Teachers Advisors” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Proxy Voting Guidelines

Teachers Advisors has adopted policies and procedures to govern the Fund’s voting of proxies of portfolio companies. The Sub-Adviser seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. Teachers Advisors believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Adviser has delegated to Teachers Advisors responsibility for voting proxies of the Fund’s portfolios in accordance with the approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA Policy Statement on Responsible Investing, which is attached to this filing as an exhibit.

Teachers Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund’s shareholders other than the Funds (sometimes called “mirror” or “echo” voting).

Teachers Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA Policy Statement on Responsible Investing, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA Policy Statement on Responsible Investing, Teachers Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

Teachers Advisors believes that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Teachers Advisors’ proxy voting professionals, or trustees or senior executive of the Trust, Teachers Advisors or Teachers Advisors’ affiliates) by Teachers Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Teachers Advisors’ proxy voting professionals, or a Trustee or senior executive of Teachers Advisors or Teachers Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Teachers Advisors LLC (“Teachers Advisors”) also referred to as the (“Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments. The following section provides information on the portfolio managers of the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Anupam Damani (a “Portfolio Manager”) is Lead Portfolio Manager and a managing director and portfolio manager is a portfolio manager for Nuveen’s global fixed income team and heads the international and emerging markets blend sector team, which selects non-U.S. credit securities for all products. She is the lead portfolio manager of the International Bond strategy and co-portfolio manager of the Emerging Markets Blend Strategy and specializes in international sovereign credit, global rates and foreign currency. Anupam is also a member of the Investment Committee, which discusses and debates investment policy for all global fixed income products. Previously, Ms. Damani was the sovereign research analyst for Central and Eastern Europe, Middle East and Africa regions, lead emerging markets debt trader, and portfolio manager for Eurozone Debt. She joined the firm in 2005. Ms. Damani has over 25 years of investment experience.

Katherine Renfrew (a “Portfolio Manager”) is Co-Portfolio Manager and portfolio manager for Nuveen’s Global Fixed Income team and a member of the international and emerging markets (EM) debt sector team. She is the lead portfolio manager of the EM Debt strategies and has lead sector responsibility for EM corporates and quasi-sovereigns and for all developed markets quasi-sovereigns. She also co-manages the EM Sovereign portfolios, the Multi-Sector Bond strategy, a dedicated EM Local Currency strategy and a dedicated EM High Yield strategy. Prior to this role, Ms. Renfrew managed Emerging Debt strategies and has held several roles relating to EM during her tenure. She joined the firm in 1997.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to serving as portfolio managers to the Fund, Ms. Damani and Ms. Renfrew are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2019.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Anupam Damani	Registered Investment Companies	3	$6.007 billion	0	$0
	Other Pooled Investment Vehicles	1	$52 million	0	0
	Other Accounts	0	0	0	0
Katherine Renfrew	Registered Investment Companies	2	$1.247 billion	0	0
	Other Pooled Investment Vehicles	1	$52 million	0	0
	Other Accounts	0	0	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Portfolio Managers of the Fund may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, including Teachers Advisors, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Teachers Advisors has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates, including Teachers Advisors, may be involved in certain investment opportunities that have the effect of restricting or limiting the Fund’s participation in such investment opportunities.

TIAA or its affiliates, including Nuveen and Teachers Advisors, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates, including Teachers Advisors, designed to comply with such restrictions. As a result, there may be periods, for example, when Teachers Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates, including Teachers Advisors, may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates, including Teachers Advisors, for the Fund and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Teachers Advisors, on behalf of the Fund or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Teachers Advisors, on behalf of the Fund or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Teachers Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made by Teachers Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the Fund maintained its position in that security, the market price of such security could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a fund (or an Account) could acquire debt obligations of a company while an Account (or a fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Teachers Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding fund (or Account) and the equity-holding Account (or fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holding fund (or Account) may be better served by a liquidation of an issuer in which they could be paid in full, while equity holding Account (or fund) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holder. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Teachers Advisors may seek to avoid such conflicts, and, as a result, Teachers Advisors may choose not to make such investments on behalf of the Fund, which may adversely affect the Fund’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the Fund, Teachers Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Teachers Advisors and its affiliated investment advisers may aggregate orders of the Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, Teachers Advisors or its affiliated investment advisers may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase Teachers Advisors’ or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Teachers Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Teachers Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Teachers Advisors’ or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Teachers Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Teachers Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Teachers Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Teachers Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Teachers Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Teachers Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Teachers Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Teachers Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Teachers Advisors for managing Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Teachers Advisors for managing certain other clients is based on cost. However, no client currently pays Teachers Advisors a performance-based fee. Nevertheless, Teachers Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Teachers Advisors has a proprietary interest or to certain other accounts in which Teachers Advisors receives a larger asset-based fee.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Fixed-income Portfolio Managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings, which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a Portfolio Manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the account(s) managed by the Portfolio Manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Teachers Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Teachers Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a Portfolio Manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error), in the denominator to generate risk adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

E.	OWNERSHIP OF JEMD SECURITIES AS OF DECEMBER 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anupam Damani	X
Katherine Renfrew	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Emerging Markets Debt 2022 Target Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 6, 2020